                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                          MIDWAY AIRLINES CORPORATION

                                   To Tender
    Outstanding   % Midway Airlines Pass Through Certificates, Series 2000-1

                                In Exchange for
    Registered   % Midway Airlines Pass Through Certificates, Series 2000-1

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                5:00 P.M., NEW YORK CITY TIME, ON        , 2001,
                          UNLESS THE OFFER IS EXTENDED


                    To ALLFIRST BANK (the "Exchange Agent")

         By Registered, Certified
       or Overnight Mail or By Hand:                By Facsimile Transmission:

               Allfirst Bank                              (410) 244-4236
        Corporate Trust Department
           25 S. Charles Street
             Mail Code 101-591
         Baltimore, Maryland 21201

   Delivery of this instrument (the "Letter of Transmittal") to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   The undersigned hereby acknowledges receipt and review of the prospectus
dated           , 2001 (the "Prospectus") of Midway Airlines Corporation
("Midway") and this Letter of Transmittal, which together constitute Midway's offer (the "Exchange Offer") to exchange $1,000 principal amount of Midway
Airlines Pass Through Trust, Series 2000-1 (the "Trust")     % Midway Airlines
Pass Through Certificates, Series 2000-1 (the "Exchange Certificates"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus
is a part, for each $1,000 principal amount of the Trust's outstanding     %
Midway Airlines Pass Through Certificates, Series 2000-1 (the "Old Certificates"). The terms of the Exchange Certificates are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Certificates for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Exchange Certificates bear a different CUSIP number from the Old Certificates, (ii) the Exchange Certificates have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof, and (iii) the Exchange Certificates will not contain provisions concerning certain interest rate increases, and will be available only in book-entry form.

   The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
          , 2001, unless Midway, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   Holders who wish to tender their Old Certificates must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through
(3) in the table below entitled "Description of Old Certificates Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Old Certificates

Sign Here" and complete the Substitute Form W-9. If a holder wishes to tender less than all of such Old Certificates delivered to the Exchange Agent, column
(4) of the Description Table must be completed in full. See Instruction 3.

   Holders of Old Certificates that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through DTC's Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a Notice of Guaranteed Delivery through ATOP.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agrees to take with respect to the Exchange Offer. Holders who wish to tender their Old Certificates must complete this Letter of Transmittal in its entirety.

   Please read the entire Letter of Transmittal, including the accompanying instructions, and the Prospectus carefully before checking any box below.

   Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent or Midway. See Instruction 9.

   List below the Old Certificates to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Old Certificate numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

----------------------------------------------------------------------------
                    DESCRIPTION OF OLD CERTIFICATES TENDERED
----------------------------------------------------------------------------

                                             Aggregate      Principal Amount
Name(s) and Address(es) of                Principal Amount      Tendered
 Registered Holder(s)(1)    Registration Represented by Old   (if less than
     (Please fill in)       Numbers(2)*  Certificates(3)**      all)(4)**
----------------------------------------------------------------------------

                                   -----------------------------------------
                                   -----------------------------------------
                                   -----------------------------------------
                                   -----------------------------------------
                                   -----------------------------------------
                             Total
----------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old
    Certificates. All tenders must be in integral multiples of $1,000.

   This Letter of Transmittal is to be used (i) if Old Certificates are to be forwarded herewith, (ii) if delivery of Old Certificates is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Certificates" in the Prospectus or (iii) if tender of the Old Certificates is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

                              ACCOUNT INFORMATION

[_]CHECK HERE IF OLD CERTIFICATES ARE ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution _______________________________________________

   If delivered by book-entry transfer:

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

   Holders whose Old Certificates are not immediately available or who cannot deliver their Old Certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Certificates according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

[_]CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s) ________________________________________________

   Name of Eligible Institution that Guaranteed Delivery _______________________

   If delivered by book-entry transfer:

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name ________________________________________________________________________

   Address _____________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust the principal amount of the Old Certificates indicated above in exchange for a like principal amount of the Exchange Certificates. Subject to, and effective upon, the acceptance for exchange of such Old Certificates tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to such Old Certificates as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of all Old Certificates tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Midway and the Trust in connection with the Exchange Offer) to cause the Old Certificates to be exchanged, assigned and transferred. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Old Certificates and to acquire Exchange Certificates issuable upon the exchange of such tendered Old Certificates; and
(b) when the same are accepted for exchange, the Trust will acquire good and unencumbered title to the tendered Old Certificates, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

   The undersigned is the registered owner of all tendered Old Certificates and the undersigned represents that it has received from each beneficial owner of tendered Old Certificates ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner of Midway Airlines Corporation Pass Through Certificates, Series 2000-1" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Old Certificates properly tendered and not withdrawn will be exchanged for Exchange Certificates. If any amount of tendered Old Certificates is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old Certificates than the principal amount to be tendered, such unexchanged Old Certificates or Old Certificates for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Old Certificates were tendered in physical form.

   The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon no-action letters issued to third parties by the Securities and Exchange Commission that the Exchange Certificates issued in exchange for Old Certificates pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Midway within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Certificates are acquired in the ordinary course of such holder's business and such holder is not engaging in and does not intend to engage in a distribution of the Exchange Certificates and has no arrangement or understanding with any person to participate in a distribution of such Exchange Certificates. The undersigned hereby represents to Midway that (i) the Exchange Certificates acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Certificates, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Certificates, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive Exchange Certificates for its own account in exchange for Old Certificates, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such Exchange Certificates, (iv) if the undersigned is a broker-dealer, such person is receiving Exchange Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making or other trading activities, and it acknowledges and understands that it is required to deliver a prospectus in connection with any resale of such Exchange Certificates, and (v) neither the undersigned nor any such other person is an "affiliate" of Midway within the meaning of Rule 405 under the Securities Act or, if the undersigned is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned or the person receiving Exchange Certificates is a broker-dealer that is receiving Exchange Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making activities or other trading activities, it acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Certificates, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in the no-action letters issued to third parties referred to in the first sentence of this paragraph and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Certificates and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by Midway. If the undersigned or the person receiving the Exchange Certificates covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of Midway, the undersigned represents to Midway that the undersigned understands and acknowledges that such Exchange Certificates may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

   The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Midway to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Certificates or transfer ownership of such Old Certificates on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Certificates by Midway and the issuance of Exchange Certificates in exchange therefor shall constitute performance in full by Midway of its obligations under the Registration Rights Agreement and that Midway shall have no further obligations or liabilities thereunder for the registration of the Old Certificates or the Exchange Certificates.

   The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Midway), as more particularly set forth in the Prospectus, Midway may not be required to exchange any of the Old Certificates tendered hereby and, in such event, the Old Certificates not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   Tenders of Old Certificates made pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. A purported notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus under the heading "The Exchange Offer--Withdrawal Of Tenders."

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Certificates may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal and the Prospectus.

   Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all Exchange Certificates delivered in exchange for tendered Old Certificates, and any Old Certificates delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a Exchange Certificate is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Certificate is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Certificates are surrendered by holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

                       SPECIAL REGISTRATION INSTRUCTIONS

    To be completed ONLY if the Exchange Certificates and any Old
 Certificates delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility.

    Issue Exchange Certificates and any Old Certificates delivered herewith but not exchanged to:

 Name .....................................

 Address ..................................

 ..........................................
           (Please print or type)

    Credit Exchange Certificates and any Old Certificates delivered herewith but not exchanged to the following book-entry transfer facility account:

 ..........................................
   (Name of book-entry transfer facility)

 ..........................................
              (Account number)

               REGISTERED HOLDER(S) OF OLD CERTIFICATES SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

 X ...........................................................................

 X ...........................................................................
                 (Signature(s) of Registered Holder(s))

 Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Certificates or on a security position listing as the owner of the Old Certificates or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information.

 (Please print or type):

 Name and Capacity (full title): .............................................

 Address (including zip code): ...............................................

 Area Code and Telephone Number: .............................................

 Dated: ......................................................................

              SIGNATURE GUARANTEE (IF REQUIRED--SEE INSTRUCTION 4)

 Authorized Signature: .......................................................

              (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)

 Name and Title: .............................................................

 Name of Firm: ...............................................................

 Area Code and Telephone Number: .............................................
                            (Please print or type)

 Dated: ......................................................................



                         SPECIAL DELIVERY INSTRUCTIONS

 To be completed ONLY if the Exchange Certificates and any Old Certificates delivered herewith but not exchanged are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "The Exchange Offer--Procedures for Tendering Old Certificates."

 Mail Exchange Certificates and any Old Certificates delivered herewith but not exchanged to:

 Name: .......................................................................

 Address: ....................................................................

     .......................................................................
                            (Please print or type)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Certificates.

   All physically delivered Old Certificates or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Certificates tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus and on the first page of this Letter of Transmittal). The method of delivery of this Letter of Transmittal, the Old Certificates and any other required documents, including delivery by book-entry transfer and any acceptance or Agent's Message delivered through ATOP, is at the election and risk of the holder, and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Certificates for exchange.

   Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

2. Guaranteed delivery procedures.

   Holders who wish to tender their Old Certificates and (i) whose Old Certificates are not immediately available, (ii) who cannot deliver their Old Certificates, this Letter of Transmittal or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer prior to the Expiration Date, may effect a tender if:

     (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

     (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Old Certificates and the principal amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the Old Certificates (or a confirmation of book-entry transfer of such Old Certificates into the Exchange Agent's account at the book-entry transfer facility) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Old Certificates in proper form for transfer (or a confirmation of book-entry transfer of such Old Certificates into the Exchange Agent's account at the book-entry transfer facility) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

   Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Certificates according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Old Certificates pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Certificates prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

3. Partial tenders; withdrawals.

   Tenders of Old Certificates will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Old Certificates evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Old Certificate for the principal amount of Old Certificates submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. Book-entry transfer to the Exchange Agent should be made in the exact principal amount of Old Certificates tendered.

   Old Certificates tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Certificates are irrevocable. To withdraw a tender of Old Certificates in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York time, on the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having deposited the Old Certificates to be withdrawn (the "Depositor"), (ii) identify the Old Certificates to be withdrawn (including the certificate number(s) and principal amount of such Old Certificates, or, in the case of Old Certificates transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Old Certificates were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such Old Certificates into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Certificates are to be registered, if different from that of the Depositor. If Old Certificates have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with DTC's procedures. A purported notice of withdrawal which lacks any of the required information will not be an effective withdrawal of a tender previously made. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Midway, whose determination shall be final and binding on all parties. Any Old Certificates so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Certificates will be issued with respect thereto unless the Old Certificates so withdrawn are validly retendered. Any Old Certificates which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer; unless otherwise provided in the appropriate box or in this Letter of Transmittal. Properly withdrawn Old Certificates may be retendered by following one of the procedures described in this Letter of Transmittal.

4. Signature on this Letter of Transmittal; written instruments and endorsements; guarantee of signatures.

   If this Letter of Transmittal is signed by the registered holder(s) of the Old Certificates tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in a book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Certificates.

   If any of the Old Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If a number of Old Certificates registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Certificates.

   Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Certificates tendered hereby are tendered (i) by a registered holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

   If this Letter of Transmittal is signed by the registered holder or holders of Old Certificates (which term, for the purposes described herein, shall include a participant in a book-entry transfer facility whose name appears on a security listing as the owner of the Old Certificates) listed and tendered hereby, no endorsements of the tendered Old Certificates or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Certificates or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Certificates, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Old Certificates, exactly as the name of the participant appears on such security position listing), with the signature on the Old Certificates or bond power guaranteed by an Eligible Institution (except where the Old Certificates are tendered for the account of an Eligible Institution).

   Only a holder in whose name tendered Old Certificates are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Certificates who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner of Midway Airlines Corporation Pass Through Certificates, Series 2000-1" form accompanying this Letter of Transmittal.

   If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Midway, proper evidence satisfactory to Midway of their authority so to act must be submitted.

5. Special registration and delivery instructions.

   Tendering holders should indicate, in the applicable box, the name and address (or account at a book-entry transfer facility) in which the Exchange Certificates or substitute Old Certificates for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

   If no instructions are given, the Exchange Certificates (and any Old Certificates not tendered or not accepted) will be issued in the name of and sent to the acting holder of the Old Certificates or deposited at such holder's account at a book-entry transfer facility.

6. Transfer taxes.

   Midway shall pay or cause to be paid all security transfer taxes, if any, applicable to the transfer and exchange of Old Certificates to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Certificates to Midway or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Certificates listed in this Letter of Transmittal.

7. Waiver of conditions.

   Midway reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, lost, stolen or destroyed Old Certificates.

   Any holder whose Old Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. Requests for assistance or additional copies.

   Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Midway at 2801 Slater Road, Morrisville, North Carolina 27560, Attention: General Counsel (telephone:(919) 595-6009 and facsimile (919) 595-1705).

10. Validity and form.

   All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Certificates and withdrawal of tendered Old Certificates will be determined by Midway in its sole discretion, which determination will be final and binding. Midway reserves the absolute right to reject any and all Old Certificates not properly tendered or any Old Certificates Midway's acceptance of which would, in the opinion of counsel for Midway, be unlawful. Midway also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Certificates. Midway's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Certificates must be cured within such time as Midway shall determine. Although Midway intends to notify holders of defects or irregularities with respect to tenders of Old Certificates, neither Midway, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Certificates will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders as soon as practicable following the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.

11. Substitute Form W-9.

   Federal income tax laws require each tendering holder to provide Midway with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the holder is subject to backup withholding in Part 2 of the Form. Failure to provide the information on the Form or to certify that the holder is not subject to backup withholding in Part 2 of the Form may subject the tendering holder to 31% Federal income tax withholding on the payments made to the holder. The box in Part 3 of the Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part

3 is checked and the holder does not provide Midway with a TIN within sixty
(60) days, Midway will withhold 31% on all such payments thereafter until a TIN is provided to Midway.

12. Conflicts.

   In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

   Important: this Letter of Transmittal or a facsimile thereof (together with Old Certificates or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

   The Federal income tax discussion set forth below is included for general information only. Each holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the Exchange Offer. Certain holders of the Old Certificates (including insurance companies, tax exempt organizations, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) may be subject to special rules not discussed below. This summary does not describe any tax consequences arising under the laws of any state, locality or taxing authority other than the United States. Under Federal income tax law, a holder tendering Old Certificates is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to tendered Old Certificates may be subject to backup withholding.

   Certain holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Such forms can be obtained from the Exchange Agent.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a holder with respect to Old Certificates tendered for exchange, the holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

What number to give the Exchange Agent

   Each holder is required to give the Exchange Agent the social security number or employer identification number of the record holder(s) of the Old Certificates. If Old Certificates are in more than one name or are not in the name of the actual holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

Certificate of Awaiting Tax Identification Number

   If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box in
Part 3 on Substitute Form W-9, sign and date the Form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

   The foregoing discussion of certain Federal income tax considerations does not consider the particular facts and circumstances of any holder's situation or status. The summary is based on the provisions of the Internal Revenue Code of 1986, as amended, regulations, proposed regulations, rulings and judicial decisions now in effect, all of which are subject to change, possibly on a retroactive basis. Holders of Old Certificates (including holders of Old Certificates who do not exchange their Old Certificates for Exchange Certificates) should consult their own tax advisors with respect to the tax consequences to them, including the tax consequences under state, local, foreign and other laws, of the exchange of Old Certificates for Exchange Certificates. For additional information, see "Certain U.S. Federal Income Tax Consequences" in the Prospectus.

             THIS SUBSTITUTE FROM W-9 MUST BE COMPLETED AND SIGNED
                          PAYER'S NAME: ALLFIRST BANK

                  Part 1--PLEASE PROVIDE YOUR         ----------------------
                  TIN IN THE BOX AT RIGHT AND
                  CERTIFY BY SIGNING AND              Social Security Number
                  DATING BELOW.                                 OR

 SUBSTITUTE

 Form W-9                                             -----------------------
 Department of                                        Employer identification
 the Treasury                                                   number
 Internal         ------------------------------------------------------------
 Revenue
 Service          Name: _____________________________________________________
                  Business name, if different from above: ___________________
 Payer's Request  Address (number, street and apt. or suite no.): ___________
 for Taxpayer     City, state and ZIP code: _________________________________
 Identification   Check appropriate box: [_] Individual/Sole Proprietor
 Number (TIN)     [_] Corporation [_] Partnership [_] Other (Specify)
                  Requester's name and address (optional): __________________

                  ------------------------------------------------------------
                  Part 2--Certificates--UNDER PENALTIES OF PERJURY, I CERTIFY
                  THAT:
                  (1) The number shown on this form is my correct Taxpayer
                      Identification Number (or I am waiting for a number to
                      be issued for me), and
                  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a
                      failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                      Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
                  ------------------------------------------------------------
                                                                    Part 3 --
                  SIGNATURE ________________    DATE _______, 2001  Awaiting
                                                                    TIN     [_]

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature__________________________                  Date ___________, 2001


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU.